LVIP American Century VP Mid Cap Value Managed Volatility Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock Equity Dividend Managed Volatility Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

LVIP Dimensional International Core Equity Managed Volatility Fund

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco V.I. Comstock Managed Volatility Fund

LVIP Ivy Mid Cap Growth Managed Volatility Fund

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

LVIP MFS International Growth Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

LVIP SSgA International Managed Volatility Fund

LVIP SSgA Large Cap Managed Volatility Fund

LVIP SSgA Small-Cap Managed Volatility Fund

LVIP Templeton Growth Managed Volatility Fund

LVIP UBS Large Cap Growth Managed Volatility Fund

LVIP VIP Contrafund® Managed Volatility Portfolio

LVIP VIP Mid Cap Managed Volatility Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement Dated January 8, 2016

to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in each Fund’s summary prospectus. You may obtain copies of the Funds’ prospectuses or summary prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Effective May 1, 2016, the LVIP BlackRock Equity Dividend Managed Volatility Fund will have a new name, LVIP BlackRock Dividend Value Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

Revisions to the summary prospectus for the LVIP Funds listed above (each a “Fund”):

Effective May 1, 2016, the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. The LVIP SSgA Global Tactical Allocation Managed Volatility Fund for which SSGA FM serves as sub-adviser will have additional portfolio managers and revised risks.

SSGA Funds Management, Inc. will be added as an additional sub-adviser to the Fund.

The following replaces the discussion of the “Managed Volatility Strategy” under Principal Investment Strategies:

Managed Volatility Strategy. The Fund’s adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM selects individual futures contracts on equity indices of domestic and/or foreign markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. Although the adviser may allocate up to 20% of the Fund’s net assets to the managed volatility strategy, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments, and a long position is generally used to increase the economic exposure to particular financial instruments.

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts.

SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.

When market volatility is below the target volatility level, SSGA FM may periodically maintain a long position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, SSGA FM’s use of exchange-traded futures in the managed volatility strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 100% the Fund’s assets (except for the LVIP Invesco Diversified Equity-Income Managed Volatility Fund and LVIP SSgA Global Tactical Allocation Managed Volatility Fund, which may be up to a maximum of 80% of the Fund’s assets). The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the Fund will segregate liquid assets or otherwise cover these transactions to mitigate risk.

The following replaces Risk Management Strategy Risk under Principal Risks:

●	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models. There is no guarantee that the models will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models.

The following is added to Investment Adviser and Sub-Adviser:

Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush	Vice President	Since May 2016
Lorne Johnson	Vice President	Since May 2016
Marin Lolic	Principal	Since May 2016